UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2006
WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212

(Address of principal executive offices)	(Zip Code)
(501) 748-7000
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2007 Deferred Compensation Plan
On December 29, 2006, the Company adopted the Windstream 2007 Deferred Compensation Plan (the “2007 Plan”), effective as of December 31, 2006. The 2007 Plan is a nonqualified deferred compensation plan under which certain officers and key employees of the Company and its participating affiliates may elect to defer a specified percentage of their future annual base salary and bonus on a pre-tax basis. Also, the Company may, in its sole discretion, make “matching credits” on behalf of certain participants. The deferred compensation is credited with earnings, gains and losses in accordance with investment crediting options established by the Company from time to time.
The deferred compensation is payable in cash at certain future dates specified by participants in accordance with the 2007 Plan or upon the occurrence of certain events, such as death, disability, other termination of employment or as otherwise contemplated in the 2007 Plan. The amounts generally are payable in a lump sum or in installments, as elected by a participant, and are paid out of the Company’s general assets. The Company, however, may decide to finance its obligations under the 2007 Plan by acquiring assets through a trust, the assets of which will remain subject to the claims of the Company’s general creditors. The Company may amend, terminate or freeze the 2007 Plan in whole or in part except that no such action may reduce the amounts credited to a participant’s account unless required to comply with applicable laws.
The foregoing description of the 2007 Plan is qualified in its entirety by reference to the full text of the plan document, which is filed as Exhibit 10.1 and is incorporated herein.
Amendment to Prior Plans
In connection with the adoption of the 2007 Plan, the Company merged the following plans (or portions thereof) with and into the 2007 Plan, effective as of January 1, 2007: (i) the Windstream Management Deferred Compensation Plan; (ii) the Windstream Executive Deferred Compensation Plan; and (iii) the profit sharing plan portion and the thrift plan portion of the Windstream Benefit Restoration Plan (the merged plans, or portions thereof, are collectively referred to as the “Prior Plans”). As a result of the merger, the Prior Plans will terminate and all of the Company’s obligations and participants’ rights under the Prior Plans will automatically be extinguished and become obligations and rights under the 2007 Plan, effective as of January 1, 2007.
The foregoing description of the amendments to the Prior Plans is qualified in its entirety by reference to the full text of the plan amendments, which are filed as Exhibits 10.2, 10.3, and 10.4 and are incorporated herein.
Item 9.01 Exhibits.
(d) Exhibits

Exhibit
Number	Description

See Exhibit Index

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION
By:	/s/ John P. Fletcher
	Name:	John P. Fletcher
	Title:	Executive Vice President and General Counsel

January 4, 2007

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1	Windstream 2007 Deferred Compensation Plan effective as of December 31, 2006

Exhibit 10.2	Amendment to Windstream Executive Deferred Compensation Plan effective as of December 29, 2006

Exhibit 10.3	Amendment to Windstream Management Deferred Compensation Plan effective as of December 29, 2006

Exhibit 10.4	Amendment No. 1 to Windstream Benefit Restoration Plan effective as of December 29, 2006

4